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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 15, 2001 relating to the financial statements of Epitope, Inc., which appears in OraSure Technologies, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001.


PricewaterhouseCoopers LLP
Portland, Oregon
December 23, 2002

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